Exhibit 21.1
W. P. CAREY INC.
SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Ownership	State or Country of Incorporation
(CA) Ads, LLC	100%	Delaware
(CA) CHC LP	100%	Delaware
24 HR TX (TX) Limited Partnership	100%	Delaware
24 HR-TX (MD) Business Trust	100%	Maryland
24 HR-TX GP (TX) QRS 12-66, Inc.	100%	Delaware
308 Route 38 LLC	100%	Delaware
620 Eighth Lender NYT (NY) Limited Partnership	18%	Delaware
620 Eighth NYT (NY) Limited Partnership	18%	Delaware
ACT (GER) QRS 15-58, Inc.	100%	Delaware
ACT Grundstücksverwaltungs GmbH & Co. KG	50%	Germany
ACT Grundstücksverwaltungs Management GmbH & Co. KG	50%	Germany
ADS2 (CA) QRS 11-41, Inc.	100%	California
ADVA 15 (GA) LLC	100%	Delaware
ADV-QRS 15 (GA) QRS 15-4, Inc.	100%	Delaware
Amln (CA) QRS 14-107, Inc.	100%	Delaware
Amln Landlord LLC	100%	Delaware
Amln Member (CA) QRS 14-108, Inc.	100%	Delaware
AMPD (DE) Limited Partnership	100%	Delaware
AMPD GP (DE) QRS 15-35, Inc.	100%	Delaware
AMPD LP (DE) Trust	100%	Maryland
ANT-LM LLC	100%	Delaware
ANTH Campus (CA) LLC	100%	Delaware
Asiainvest LLC	100%	Delaware
Auto (FL) QRS 11-39, Inc.	100%	Florida
Autopress (GER) LLC	67%	Delaware
AW WPC (KY) LLC	100%	Delaware
AZO Driver (DE) LLC	100%	Delaware
AZO Mechanic (DE) LLC	100%	Delaware
AZO Navigator (DE) LLC	100%	Delaware
AZO Valet (DE) LLC	100%	Delaware
AZO-A L.P.	100%	Delaware
AZO-B L.P.	100%	Delaware
AZO-C L.P.	100%	Delaware
AZO-D L.P.	100%	Delaware
BBA I SARL	65%	France
BBA II EURL	65%	France
Belgov (DE) QRS 15-66, Inc.	100%	Delaware
BFS (DE) LP	40%	Delaware
Bill CD LLC	100%	Delaware
BN (CT) QRS 11-57, INC.	100%	Delaware
BN (MA) QRS 11-58, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Bolder (CO) QRS 11-44, Inc.	100%	Delaware
Bolt (DE) Limited Partnership	50%	Delaware
Bolt (DE) QRS 15-26, Inc.	100%	Delaware
Bolt (DE) Trust	100%	Maryland
Bone (DE) LLC	100%	Delaware
Bone (DE) QRS 15-12, Inc.	100%	Delaware
Bone Manager, Inc.	100%	Delaware
Bos Club LL (MA) LLC	44%	Delaware
Bos Club Manager (MA) QRS 15-93, Inc.	100%	Delaware
Brassington Limited	100%	Hong Kong
Brelade Holdings Ltd.	75%	Cyprus
Broomfield Properties Corp.	100%	Colorado
BRY-PL (DE) Limited Partnership	100%	Delaware
BRY-PL (MD) Trust	100%	Maryland
BRY-PL GP (DE) QRS 15-57, Inc.	100%	Delaware
Build (CA) QRS 12-24, Inc.	100%	California
Call LLC	100%	Delaware
Cards (CA) QRS 11-37, Inc.	100%	Delaware
Cards Limited Liability Company	50%	Delaware
Carey Asset Management Corp.	100%	Delaware
Carey Financial, LLC	100%	Delaware
Carey Lodging Advisors, LLC	100%	Delaware
Carey Management LLC	100%	Delaware
Carey Norcross, L.L.C.	100%	Delaware
Carey REIT II, Inc.	100%	Maryland
Carey Self-Storage Participation, LLC	100%	Delaware
Carey Storage Asset Management LLC	100%	Delaware
Carey Storage Management LLC	100%	Delaware
Carey Storage Member LLC	100%	Delaware
Carey Storage Mezzanine I, LLC	100%	Delaware
Carey Storage TRS (DE) 16-155	100%	Delaware
Carey Technology Properties II LLC	100%	Delaware
Carey Watermark Holdings, LLC	80%	Delaware
Carey/HUSREFIV Self-Storage Holdings LLC	40%	Delaware
Carlog I SARL	100%	France
Carlog II SARL	100%	France
Carlog SCI	100%	France
CCARE (Multi) GP QRS 11-60, Inc.	100%	Delaware
CCARE (Multi) Limited Partnership	100%	Delaware
CCARE (Multi) QRS 9-1, Inc.	100%	Delaware
CD UP LP	100%	Delaware
CDC Paying Agent LLC	100%	Delaware
Chkfree WPC Member (GA) LLC	100%	Delaware
CIP Acquisition Incorporated	100%	Maryland
Citrus Heights (CA) GP, LLC	100%	Delaware
CLA Holdings, LLC	100%	Delaware
Comquest West (AZ) 11-68, Inc.	100%	Delaware
Consys-9 (SC) LLC	100%	Delaware
Containers (DE) Limited Partnership	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Containers (DE) QRS 15-36, Inc.	100%	Delaware
Corporate Property Associates	100%	California
Corporate Property Associates 15 Incorporated	100%	Maryland
Corporate Property Associates 4-A California Limited Partnership	100%	California
Corporate Property Associates 6-A California Limited Partnership	100%	California
Corporate Property Associates 9-A Delaware Limited Partnership	100%	Delaware
CPA 15 Merger Sub Inc.	100%	Maryland
CPA 15 Netherlands CV	100%	Netherlands
CPA Paper, Inc.	100%	Delaware
CV GP (Dutch) QRS 15-101, Inc.	100%	Delaware
Dan (FL) QRS 15-7, Inc.	100%	Delaware
DCNETH Landlord (NL) LLC	100%	Delaware
DCNETH Member (NL) QRS 15-102, Inc.	100%	Delaware
Delaware Chip LLC	100%	Delaware
Deliver (TN) QRS 14-49, Inc.	100%	Delaware
Delmo (DE) QRS 11/12-1, Inc.	100%	Delaware
Delmo (PA) QRS 11-36	100%	Pennsylvania
Delmo 11/12 (DE) LLC	50%	Delaware
Dfence (Belgium) 15 Sprl	100%	Belgium
Dfence (Belgium) 15-16 Sprl	65%	Belgium
Dfend 15 LLC	100%	Delaware
DIY (Poland) Sp. Zoo	75%	Poland
DP WPC (TX) LLC	100%	Delaware
Drayton Plains (MI), LLC	100%	Delaware
Drill GmbH & Co. KG	38%	Germany
DSG (IN) QRS 15-44, Inc.	100%	Delaware
Energy (NJ) QRS 15-10, Inc.	100%	Delaware
Engines (GER) QRS 15-90, Inc.	100%	Delaware
Eros (ESP) CR QRS Inc.	100%	Delaware
Eros II Spain 17-16 B.V.	70%	The Netherlands
Erwin Specht Verwaltungs GmbH	38%	Germany
Faur WPC (OH) LLC	100%	Delaware
Finit (FL) LLC	60%	Delaware
Fit (CO) QRS 15-59, Inc.	100%	Delaware
Four World Landlord (GA) LLC	100%	Delaware
Four World Manager (GA) LLC	100%	Delaware
GAL III (IN) QRS 15-49, Inc.	100%	Delaware
GAL III (NJ) QRS 15-45, Inc.	100%	Delaware
GAL III (NY) QRS 15-48, Inc.	100%	Delaware
GB-ACT (GER) Limited Partnership	50%	Delaware
Gearbox (GER) QRS 15-95, Inc.	100%	Delaware
Goldyard S.L.	70%	Spain
GRC (TX) Limited Partnership	100%	Delaware
GRC (TX) QRS 15-47, Inc.	100%	Delaware
GRC (TX) Trust	100%	Maryland
GRC-II (TX) Limited Partnership	100%	Delaware
GRC-II (TX) QRS 15-80, Inc.	100%	Delaware
GRC-II (TX) Trust	100%	Maryland
H2 Investor (GER) QRS 15-91, Inc.	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Hammer (DE) Limited Partnership	50%	Delaware
Hammer (DE) LP QRS 15-33, Inc.	100%	Delaware
Hammer (DE) QRS 15-32, Inc.	100%	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	38%	Germany
Hibbett (AL) 11-41, Inc.	100%	Delaware
HLWG B Note Purchaser (DE) LLC	40%	Delaware
HLWG Two (GER) LLC	40%	Delaware
Hoe Management GmbH	38%	Germany
Hum (DE) QRS 11-45, Inc.	100%	Delaware
ICG (TX) Limited Partnership	100%	Delaware
ICG-GP (TX) QRS 15-3, Inc.	100%	Delaware
ICG-LP (TX) Trust	100%	Maryland
Illkinvest SAS	100%	France
Jamesinvest Sprl	100%	Belgium
JPCentre (TX) LLC	100%	Delaware
Kabushiki Kaisha Mure Property	100%	Japan
KF WPC Owner (IL) LLC	100%	Delaware
Kiinteistöosakeyhtiö Ruskontie 55	100%	Finland
Kiinteisto Oy Tietoie 6	60%	Finland
Kiinteisto Oy Tietokilo 1-2	60%	Finland
Labrador (AZ) LP	30%	Delaware
Learn (IL) QRS 11-53, Inc.	100%	Delaware
Linden (GER) LLC	67%	Delaware
LT Fitness (DE) QRS 15-53, Inc.	100%	Delaware
Mapi Invest SPRL	100%	Belgium
Mapinvest Delaware LLC	100%	Delaware
Marcourt Investments Incorporated	100%	Maryland
Master (DE) QRS 15-71, Inc.	100%	Delaware
Mauritius International I LLC	100%	Delaware
MBM-Beef (DE) QRS 15-18, Inc.	100%	Delaware
Mechanic (AZ) QRS 15-41, Inc.	100%	Delaware
Medi (PA) Limited Partnership	100%	Delaware
Medi (PA) QRS 15-21, Inc.	100%	Delaware
Medi (PA) Trust	100%	Maryland
Metal (GER) QRS 15-94, Inc.	100%	Delaware
Micro (CA) QRS 11-43, Inc.	100%	Delaware
MM (UT) QRS 11-59, Inc.	100%	Delaware
Module (DE) Limited Partnership	100%	Delaware
Mons (DE) QRS 15-68, Inc.	100%	Delaware
Neoserv (CO) QRS 10-13, Inc.	100%	Colorado
Neoserv (CO) QRS 11-8, Inc.	100%	Colorado
Nor (GA) QRS 14-17, Inc.	100%	Georgia
Olimpia Investments Sp. z o.o.	100%	Poland
Optical (CA) QRS 15-8, Inc.	100%	Delaware
Overtape (CA) QRS 15-14, Inc.	100%	Delaware
OX (AL) LLC	100%	Delaware
OX-GP (AL) QRS 15-15, Inc.	100%	Delaware
Paper Limited Liability Company	100%	Delaware
Pem (MN) QRS 15-39, Inc.	100%	Delaware
Pensacola Storage (FL) LLC	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Pensacola Storage Member (FL) LLC	100%	Delaware
Pet (TX) GP QRS 11-62, INC.	100%	Delaware
Pet (TX) LP	100%	Delaware
Pet (TX) Trust	100%	Maryland
Pilbara Investments Limited	100%	Cyprus
Plano (TX) QRS 11-7, Inc.	100%	Texas
Plastic (DE) Limited Partnership	100%	Delaware
Plastic (DE) QRS 15-56, Inc.	100%	Delaware
Plastic (DE) Trust	100%	Maryland
Plex (WI) QRS 11-56, Inc.	100%	Delaware
Plex Trust (MD)	100%	Maryland
Plum (DE) QRS 15-67, Inc.	100%	Delaware
Pohj Landlord (Finland) LLC	60%	Delaware
Pohj Member (Finland) QRS 15-82, Inc.	100%	Delaware
Pol (NC) QRS 15-25, Inc.	100%	Delaware
Pol-Beaver LLC	75%	Delaware
Polkinvest Sprl	100%	Belgium
QRS 10-1 (IL) Inc.	100%	Illinois
QRS 10-18 (FL), LLC	100%	Delaware
QRS 11-2 (AR), LLC	100%	Delaware
QRS 11-41 (AL), LLC	100%	Delaware
QRS 15-Paying Agent, Inc.	100%	Delaware
QS ARK (DE) QRS 15-38, Inc.	100%	Delaware
Quest-US West (AZ) QRS 11-68, LLC	100%	Delaware
Rails (UK) QRS 15-54, Inc.	100%	Delaware
Randolph/Clinton Limited Partnership	100%	Delaware
RII (CA) QRS 15-2, Inc.	100%	Delaware
Rush It LLC	100%	Delaware
Salted Peanuts (LA) QRS 15-13, Inc.	100%	Delaware
Scan (OR) QRS 11-47, Inc.	100%	Delaware
Schobi (Ger-Pol) LLC	100%	Delaware
SF (TX) GP QRS 11-61, INC.	100%	Delaware
SF (TX) LP	100%	Delaware
SF (TX) Trust	100%	Maryland
SFC (TN) QRS 11-21, Inc.	100%	Tennessee
Shaq (DE) QRS 15-75, Inc.	100%	Delaware
Shovel Management GmbH	40%	Germany
SPEC (CA) QRS 12-20, Inc.	100%	California
ST (TX) GP QRS 11-63, INC.	100%	Delaware
ST (TX) LP	100%	Delaware
ST (TX) Trust	100%	Maryland
Stor-Move UH 15 Business Trust	100%	Massachusetts
Sunny Chip 15 LLC	100%	Delaware
Suspension (DE) QRS 15-1, Inc.	100%	Delaware
Telegraph (MO) LLC	100%	Delaware
Telegraph Manager (MO) WPC, Inc.	100%	Delaware
Thal Dfence Conflans SCI	65%	France
Three Aircraft Seats (DE) Limited Partnership	100%	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
Three Cabin Seats (DE) LLC	100%	Delaware
Tissue SARL	50%	France
Tito (FI) QRS 15-81, Inc.	100%	Delaware
Tours Invest SAS	100%	France
Toys (NE) QRS 15-74, Inc.	100%	Delaware
Trinity WPC (Manchester) Limited	100%	United Kingdom
Trinity WPC (UK) Limited	100%	United Kingdom
Trinity WPC (UK) LLC	100%	Delaware
UH Storage (DE) Limited Partnership	58%	Delaware
UH Storage GP (DE) QRS 15-50, Inc.	100%	Delaware
Uni-Tech (CA) QRS 15-64, Inc.	100%	Delaware
Unitech (IL) LLC	100%	Delaware
Uni-Tech (PA) QRS 15-51, Inc.	100%	Delaware
Uni-Tech (PA) QRS 15-63, Inc.	100%	Delaware
Uni-Tech (PA) Trust	100%	Maryland
Uni-Tech (PA), L.P.	100%	Delaware
UP CD LLC	100%	Delaware
Venice (CA) LP	100%	Delaware
W. P. Carey & Co. B.V.	100%	Netherlands
W. P. Carey & Co. Limited	100%	United Kingdom
W. P. Carey Equity Investment Management (Shanghai) Co., Ltd.	100%	China
W. P. Carey Holdings, LLC	100%	Delaware
W. P. Carey International LLC	100%	Delaware
W.P.C.I. Holdings I LLC	92%	Delaware
W.P.C.I. Holdings II LLC	92%	Delaware
Wadd-II (TN) LP	100%	Delaware
Wadd-II General Partner (TN) QRS 15-19, INC.	100%	Delaware
Wals (IN) LLC	100%	Delaware
Weg (GER) QRS 15-83, Inc.	100%	Delaware
Wegell GmbH & Co. KG	75%	Germany
Wegell Verwaltungs GmbH	100%	Germany
WGN (GER) LLC	33%	Delaware
WGN 15 Holdco (GER) QRS 15-98, Inc.	100%	Delaware
WGN 15 Member (GER) QRS 15-99, Inc.	100%	Delaware
WGS (Multi) LLC	100%	Delaware
Wisco (WI) Limited Partnership	100%	Delaware
Wolv (DE) Limited Partnership	100%	Delaware
Wolv Trust, a Maryland Business Trust	100%	Maryland
World (DE) QRS 15-65, Inc.	100%	Delaware
World Manager (DE) LLC	100%	Delaware
WPC Crown Colony (MA) LLC	100%	Delaware
WPC Holdco LLC	100%	Maryland
WPC International Holding and Financing LLC	100%	Delaware
WPC Pan-European Holding Cooperatief U.A.	100%	Netherlands
WPC PR6 (CO) LLC	100%	Delaware
WPC PR6 OPT (CO) LLC	100%	Delaware
WPC REIT 1 B.V.	100%	Netherlands
WPC REIT Cargo 4 B.V.	100%	Netherlands
WPC REIT Merger Sub Inc.	100%	Maryland

SUBSIDIARIES OF REGISTRANT (Continued)

Name of Subsidiary	Ownership	State or Country of Incorporation
WPC REIT Sant 5 B.V.	100%	Netherlands
WPC-CPA:18 Holdings, LLC	100%	Delaware
Wrench (DE) Limited Partnership	50%	Delaware
Wrench (DE) QRS 15-31, Inc.	100%	Delaware
Wrench (DE) Trust	100%	Maryland
Zylinderblock (GER) LLC	50%	Delaware